UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 20, 2015

MEADOWBROOK INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	38-2626206
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1-14094

(Commission File Number)

26255 American Drive Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 358-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Settlement of Certain Litigation

As previously disclosed, on December 30, 2014, Meadowbrook Insurance Group, Inc., a Michigan corporation (the “Company” or “Meadowbrook”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Miracle Nova II (US), LLC, a Delaware limited liability company (“Parent”), and Miracle Nova III (US), Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of the Company by Parent at a price of $8.65 per share in cash pursuant to a merger (the “Merger”) of Merger Sub with and into the Company.

As previously disclosed, two purported shareholders of Meadowbrook each filed a putative class action complaint in the United States District Court for the Eastern District of Michigan on behalf of a purported class of shareholders, which were subsequently consolidated naming Meadowbrook, each current director of Meadowbrook, a former director of Meadowbrook, Fosun International Limited, Parent and Merger Sub as defendants (the “Litigation”).

On April 20, 2015, Meadowbrook and the other defendants entered into a Memorandum of Understanding with the plaintiffs in the Litigation providing for the settlement of the Litigation upon entry of a final order by the United States District Court for the Eastern District of Michigan approving the settlement. In the Memorandum of Understanding, Meadowbrook agreed to make certain supplemental disclosures to the definitive proxy statement of Meadowbrook dated March 25, 2015 relating to the Merger and the Merger Agreement (the “Proxy Statement”).

Meadowbrook believes that no additional disclosure is required to supplement the Proxy Statement under applicable laws. However, to avoid the risk that the Litigation may delay or otherwise adversely affect the consummation of the Merger, and to minimize the expense of defending the Litigation, Meadowbrook has agreed, pursuant to the terms of the Memorandum of Understanding, to make certain supplemental disclosures to the Proxy Statement. The supplemental disclosures to the Proxy Statement are set forth below. The Memorandum of Understanding contemplates that, subject to completion of certain confirmatory discovery by counsel to the plaintiffs, the parties will enter into a stipulation of settlement. The settlement contemplated by the parties will be subject to customary conditions, including consummation of the Merger, certification of the class, and court approval following notice to Meadowbrook’s shareholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the United States District Court for the Eastern District of Michigan will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the presiding court, such settlement will resolve and release all claims that were, or could have been, brought in any of the actions challenging any aspect of the Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims for appraisal made by shareholders of Meadowbrook in accordance with the Michigan Business Corporation Act), pursuant to terms that will be disclosed to shareholders of Meadowbrook prior to final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the United States District Court for the Eastern District of Michigan will approve the settlement even if the parties were to enter into such stipulation. If the United States District Court for the Eastern District of Michigan does not approve the settlement, such proposed settlement, as contemplated by the Memorandum of Understanding, may be terminated.

Supplements to the Proxy Statement

The first full paragraph of page 41 of the Proxy Statement and the chart thereunder, under the section entitled “The Merger-Financial Projections”, are hereby supplemented and restated as follows:

The following table summarizes the financial projections that were provided to the Board, our financial advisors and Fosun in connection with the evaluation of a possible transaction.

	Fiscal Years Ending December 31, (US$ in millions, except percentages)
	2015E	2016E	2017E	2018E	2019E
Gross Premiums Written	$755.3	$768.8	$792.4	$817.1	$843.1
Total Revenue	691.4	728.6	750.8	775.3	802.3
Total Expenses	651.8	683.7	702.4	722.0	743.4
Income Taxes	(9.2)	(11.3)	(12.7)	(14.5)	(16.4)
Net Operating Income	32.3	35.5	37.6	40.7	44.5
Annualized Distributions (1)	4.0	4.0	4.0	4.0	4.0
Net Operating ROATE (2)	7.3%	7.5%	7.4%	7.5%	7.6%
GAAP Loss & Loss Adjustment Expense Ratio (3)	60%	59.3%	59.3%	59.3%	59.3%
GAAP Expense Ratio (4)	39.2%	39.4%	39.3%	39.2%	39.0%
Combined Ratio (5)	99.2%	98.7%	98.6%	98.4%	98.3%
Total Stockholders’ Equity	$479,652	$511,110	$544,724	$581,459	$621,954
GAAP Tangible Equity (6)	$457,162	$491,393	$527,339	$565,976	$608,373
Tangible Book Value Per Share	$9.13	$9.81	$10.53	$11.30	$12.14
Earnings Per Share	$0.65	$0.71	$0.75	$0.81	$0.89

(1)	Based on quarterly dividend of $0.02 during each fiscal quarter in the period 2015 through 2019.
(2)	Net Operating ROATE provides the ratio of Net Operating Income excluding realized gains from the Company’s investment portfolio divided by the tangible equity of the Company and its Subsidiaries on a consolidated basis.
(3)	GAAP Loss & Loss Adjustment Expense Ratio is the ratio of incurred losses and loss adjustment expenses to net earned premiums.
(4)	GAAP Expense Ratio is the ratio of GAAP underwriting expenses incurred to net earned premiums.
(5)	The accident year combined ratio is a non-GAAP measure that excludes changes in net ultimate loss estimates from prior accident year loss reserves.
(6)	GAAP Tangible Equity is the Total Stockholders’ Equity excluding goodwill and other intangible assets.

The section entitled “The Merger-Opinion of the Company’s Financial Advisor” is hereby supplemented by adding the following chart after the third full paragraph on page 44 of the Proxy Statement:

(a)	Based on FactSet consensus estimates.

Note: Financial data and A.M. Best financial strength rating and outlook of the selected companies were based on publicly available research analysts’ estimates, public filings, A.M. Best and other publicly available information.

Company	Market Cap (in millions)	12/29/14 Price	Price / 2014E Earnings Per Share (a)	Price / 2015E Earnings Per Share (a)	2014 Return on Average Tangible Equity(a)	2015E Return on Average Tangible Equity(a)	Price / 9/30/14 Book Value Per Share	Price / 9/30/14 Tangible Book Value Per Share	Debt + Hybrids / Capital	A.M. Best FSR	A.M. Best Outlook
Argo Group International Holdings, Ltd.	$1,447	$56.35	15.4x	14.2x	7.1%	7.2%	0.92x	1.07x	19.0%	A	Stable
The Navigators Group, Inc.	1,049	73.52	13.3x	13.5x	8.5%	7.6%	1.05x	1.06x	20.9%	A	Stable
Amerisafe, Inc.	800	42.48	15.6x	12.9x	11.4%	12.8%	1.78x	1.78x	0.0%	A	Stable
United Fire & Casualty Company	738	29.47	21.6x	12.9x	4.5%	7.2%	0.91x	0.94x	0.0%	A	Stable
Global Indemnity plc	708	27.97	21.5x	20.0x	3.7%	3.9%	0.79x	0.81x	6.5%	A	Stable
James River Group Holdings, Ltd.	651	22.80	12.3x	NA	NA	NA	0.96x	1.44x	21.3%	A-	Positive
National Interstate Corporation	588	29.71	NM	16.6x	3.4%	9.7%	1.64x	1.67x	3.2%	A	Positive
EMC Insurance Group, Inc.	473	34.90	20.4x	12.7x	4.9%	7.5%	0.97x	0.97x	4.9%	A	Stable
Baldwin & Lyons, Inc.	324	26.21	18.7x	14.6x	5.4%	6.6%	0.81x	0.81x	4.8%	A-	Stable
Hallmark Financial Services, Inc.	229	12.00	18.5x	15.0x	6.7%	7.9%	0.93x	1.24x	18.6%	A-	Negative
Atlas Financial Holdings, Inc.	186	16.00	15.6x	10.7x	12.8%	16.7%	1.40x	1.95x	0.0%	B	Negative

The first full paragraph of page 45 under the section entitled “The Merger-Opinion of the Company’s Financial Advisor” is hereby supplemented and restated as follows:

Discounted Cash Flow Analysis. Willis Capital Markets & Advisory performed a discounted cash flow analysis of the Company to calculate the estimated present value of the consolidated free cash flows that the Company was forecasted to generate during the Company’s fiscal years ending December 31, 2015 through December 31, 2019 using the internal estimates of the Company’s management of projected Annualized Distributions, which are the estimated annual aggregate dividends to stockholders. Willis Capital Markets & Advisory calculated terminal values for the Company by applying terminal value multiples of 0.90x to 1.00x to the Company’s 2019 estimated consolidated total shareholders’ GAAP equity (after giving effect to estimated dividends) based on its judgment and experience. The implied terminal P/E multiple range resulting from this analysis was 12.6x-14.0x. The present values of the consolidated free cash flows and terminal values were then calculated using discount rates ranging from 11% to 13% reflecting Willis Capital Markets & Advisory’s estimate of the Company’s weighted average cost of capital. In selecting this discount range, Willis Capital Markets & Advisory performed a weighted average cost of capital analysis for the Company and selected whole integral numbers both below and above the Company’s calculated weighted average cost of capital. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, as compared to the per share merger consideration:

The chart set forth under the second full paragraph of page 45 of the Proxy Statement under the section entitled “The Merger-Opinion of the Company’s Financial Advisor” is hereby supplemented and restated as set forth below:

Announcement Date	Acquiror	Target	Deal Value (in millions)	Price/Book Value	Price / Tangible Book Value	Price/LTM Earnings Per Share	Price / FWD Earnings Per Share
06/23/14	Validus Holdings Ltd.	Western World Insurance Group	$690	1.33x(a)	1.33x(a)	NA	NA
01/09/14	American Financial Group, Inc.	Summit Holdings Southeast, Inc.	259	1.00x	1.22x	NA	NA
09/24/13	ProAssurance Corporation	Eastern Insurance Holdings, Inc.	205	1.35x	1.58x	18.5x	14.2x
06/02/13	Fairfax Financial Holdings Limited	American Safety Insurance Holdings	317	0.89x	1.04x	NM	19.5x
08/27/12	Enstar Group Limited	SeaBright Holdings, Inc.	252	0.70x	0.70x	NM	NM
09/08/11	ACE Limited	Penn Millers Holding Corp.	107	1.04x	1.07x	NM	NA
04/20/11	CNA Financial Corporation	CNA Surety Corporation	477	1.11x	1.30x	9.1x	11.5x
11/30/10	United Fire & Casualty Company	Mercer Insurance Group, Inc.	191	1.09x	1.09x	14.1x	13.7x
10/28/10	Fairfax Financial Holdings Limited	First Mercury Financial Corporation	294	0.97x	1.22x	11.4x	10.9x
07/15/10	ProSight Specialty Insurance Holdings, Inc.	NYMAGIC, Inc.	232	0.99x	1.04x	7.9x	13.6x
06/10/10	Old Republic International Corporation	PMA Capital Corporation	228	0.57x	0.62x	5.6x	10.7x

(a)	Adjusted for excess capital.

Note: Financial data for the selected precedent transactions were based on public filings and other publicly available information.

The last paragraph of page 46 of the Proxy Statement under the section entitled “The Merger-Opinion of the Company’s Financial Advisor” is hereby supplemented and restated as follows:

Miscellaneous

Willis Capital Markets & Advisory is acting as financial advisor to the Board in connection with the merger, for which the Company has agreed to pay Willis Capital Markets & Advisory an aggregate fee currently estimated to be approximately $9.2 million, $200,000 of which was previously paid as a retainer, $500,000 of which was paid in connection with the delivery of its opinion and the remainder of which (less expenses) is contingent upon consummation of the merger. The Company also has agreed to reimburse Willis Capital Markets & Advisory’s expenses and to indemnify Willis Capital Markets & Advisory against certain liabilities arising out of Willis Capital Markets & Advisory’s engagement. In addition, Willis Capital Markets & Advisory has provided financial advisory and other general advisory services to the Company and its affiliates during the past two years, for which Willis Capital Markets & Advisory received customary compensation, including having acted as transaction advisor to the

Company in connection with the Company’s convertible senior notes offering in March 2013, for which it received and having acted as financial advisor to the Company in 2012 in connection with a potential acquisition that was not completed. From January 1, 2013 through December 30, 2014, excluding the previously disclosed fees that Willis Capital Markets has already received for services provided in connection with the merger, Willis Capital Markets & Advisory received approximately $510,000 in advisory fees for its services from the Company and its affiliates. Willis Capital Markets & Advisory has also provided financial advisory services to Fosun and its affiliates during the past two years, having been engaged to act as financial advisor to Fosun in 2013 in connection with a potential unrelated acquisition that was not completed. As a result, Willis Capital Markets & Advisory did not receive any advisory fees from Fosun and its affiliates during that period.

* * * * *

The supplemental disclosures to the Proxy Statement set forth in this Current Report on Form 8-K should be read alongside the Proxy Statement, and to the extent that information in this Current Report on Form 8-K differs from information contained in the Proxy Statement, the information in this Current Report on Form 8-K shall supersede such information contained in the Proxy Statement. Defined terms used in the supplemental disclosures but not otherwise defined herein with respect to the supplemental disclosures to the Proxy Statement have the meanings set forth in the Proxy Statement.

* * * * *

Arbitration

On March 31, 2015, the United States District Court for the Eastern District of Michigan (Southern Division) granted in part a Motion to Confirm the Arbitration Awards brought by National Union Fire Insurance Company of Pittsburgh, PA., with respect to a previously disclosed dispute arising under a three year reinsurance agreement that reinsured the Company’s statutory workers’ compensation business for the period of January 1, 1999 through January 1, 2002. The court confirmed the prior arbitration awards in the amount of $17.9 million, which is inclusive of interest and attorneys fees. However, the court ordered the parties to arbitration for possible modification of prejudgment interest consistent with the court’s opinion. The Company has filed a notice of appeal to the United States Court of Appeals for the Sixth Circuit.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made by the Company in this Form 8-K constitute forward-looking statements including, but not limited to, those statements that include the words “believes,” “expects,” “anticipates,” “estimates,” or similar expressions. Please refer to the Company’s most recent Form 10-K, Form 10-Q, and other filings with the Securities and Exchange Commission for more information on risk factors. Actual results could differ materially. These factors and risks include, but are not limited to: actual loss and loss adjustment expenses exceeding the Company’s reserve estimates; competitive pressures in the Company’s business; the failure of any of the loss limitation methods the Company employs; a failure of additional capital to be available or only available on unfavorable terms; the Company’s geographic concentration and the business and economic conditions, natural perils, man made perils, and regulatory conditions within the Company’s most concentrated region; the Company’s ability to appropriately price the risks it underwrites; goodwill impairment risk employed as part of the Company’s growth strategy; actions taken by regulators, rating agencies or lenders, including the impact of the downgrade by A.M. Best of the Company’s insurance company subsidiaries’ financial strength rating, A.M. Best’s downgrade of the Company’s issuer credit rating and any other future action by A.M. Best with respect to such ratings; increased risks or reduction in the level of the Company’s underwriting commitments due to market conditions; a failure of the Company’s reinsurers to pay losses in a timely fashion, or at all; interest rate changes; continued difficult conditions in the global capital markets and the economy generally; market and credit risks affecting the Company’s investment portfolio; liquidity requirements forcing the Company to sell its investments; a failure to introduce new products or services to keep pace with advances in technology; the new federal financial regulatory reform; the Company’s holding company structure and regulatory constraints restricting dividends or other distributions by the Company’s insurance company subsidiaries; minimum capital and surplus requirements imposed on the Company’s insurance company subsidiaries; the Company’s reliance upon producers, which subjects it to their credit risk; loss of one of the Company’s core selected producers; the Company’s dependence on the continued services and performance of the Company’s senior management and other key personnel; the Company’s reliance on the Company’s information technology and telecommunications systems; managing technology initiatives and obtaining the efficiencies anticipated with technology implementation; a failure in the Company’s internal controls; the cyclical nature of the property and casualty insurance industry; severe weather conditions and other catastrophes; the effects of litigation, including the previously disclosed arbitration and class action litigation or any similar litigation which may be filed in the future; state regulation; assessments imposed upon the Company’s insurance company subsidiaries to provide funds for failing insurance companies, and risks and uncertainties relating to the proposed transaction with Fosun, including the risk that the Company’s shareholders do not approve the transaction; uncertainties as to the timing of the transaction; the risk that regulatory or other approvals required for the transaction are not obtained or are obtained subject to conditions that are not anticipated; competitive responses to the transaction; litigation relating to the transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; and disruption from the proposed transaction making it more difficult to maintain relationships with agents, wholesalers, suppliers, customers, policyholders and regulators; and other risks identified in the Company’s reports filed with the Securities and Exchange Commission, any of which may have a material and adverse effect on the Company’s results of operations and financial condition. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving the Company and Parent. The proposed merger will be submitted to the shareholders of the Company for their consideration. In connection therewith, the Company filed the Proxy Statement with the Securities and Exchange Commission on March 25, 2015, which was mailed to shareholders of record of Meadowbrook on or about March 26, 2015. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the Proxy Statement, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the documents filed with the Securities and Exchange Commission by the Company are or will be available free of charge on the Company’s website via the investor relations section of the Company’s website at www.meadowbrook.com or www.investorcalendar.com under the heading “Documents and Filings”. Shareholders of the Company may also obtain a free copy of the Proxy Statement by contacting the Company’s Investor Relations Contact, Karen Spaun, at (248) 204-8178.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement, its annual report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the Securities and Exchange Commission on March 2, 2015, and in subsequent documents filed with the Securities and Exchange Commission, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests, by share holdings or otherwise, is contained in the Proxy Statement and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2015	MEADOWBROOK INSURANCE GROUP, INC. (Registrant)

	By:	/s/ Karen Spaun
Karen Spaun